PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

Supplement dated July 1, 2016
to Prospectuses dated April 29, 2016

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference.  This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own.  Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information.

We are issuing this Supplement to reflect changes to the expenses of certain of the Advanced Series Trust and The Prudential Series Fund Portfolios.  Please check your Annuity Prospectus to determine which of the following changes affect the Annuity that you own.  If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.  Accordingly, we make the following changes to your Annuity Prospectus:

The annual expenses for certain portfolios of the Advanced Series Trust and The Prudential Series Fund Portfolios have been changed.  The table captioned “Underlying Mutual Fund Portfolio Annual Expenses” in the “Summary of Contract Fees and Charges” section of the Prospectus is revised as follows:

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average net assets of the underlying Portfolios)
	For the year ended December 31, 2015 (restated to reflect current fees as of July 1, 2016)
FUNDS							Total
					Broker Fees	Acquired	Annual		Net Annual
			Distribution	Dividend	and Expenses	Portfolio	Portfolio	Fee Waiver	Fund
	Management	Other	(12b-1)	Expense on	on Short	Fees &	Operating	or Expense	Operating
	Fees	Expenses	Fees	Short Sales	Sales	Expenses	Expenses	Reimbursement	Expenses
AST AQR Large-Cap Portfolio*	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.09%	0.73%
AST Cohen & Steers Realty Portfolio*	0.82%	0.03%	0.25%	0.00%	0.00%	0.00%	1.10%	0.07%	1.03%
AST Goldman Sachs Global Income Portfolio*	0.63%	0.05%	0.25%	0.00%	0.00%	0.00%	0.93%	0.03%	0.90%
AST Goldman Sachs Multi-Asset Portfolio*	0.76%	0.05%	0.25%	0.00%	0.00%	0.02%	1.08%	0.14%	0.94%
AST International Growth Portfolio*	0.81%	0.04%	0.25%	0.00%	0.00%	0.00%	1.10%	0.01%	1.09%
AST Prudential Core Bond Portfolio	0.47%	0.02%	0.25%	0.00%	0.00%	0.00%	0.74%	0.00%	0.74%
AST Wellington Management Real Total Return Portfolio*	1.04%	1.23%	0.25%	0.00%	0.00%	0.03%	2.55%	1.10%	1.45%
AST Western Asset Core Plus Bond Portfolio*	0.51%	0.02%	0.25%	0.00%	0.00%	0.00%	0.78%	0.04%	0.74%
Small Capitalization Stock Portfolio	0.35%	0.05%	0.00%	0.00%	0.00%	0.00%	0.40%	0.00%	0.40%
Global Portfolio*	0.75%	0.07%	0.00%	0.00%	0.00%	0.00%	0.82%	0.01%	0.81%
SP International Growth Portfolio-Class 1*	0.85%	0.38%	0.00%	0.00%	0.00%	0.00%	1.23%	0.22%	1.01%
Stock Index Portfolio	0.30%	0.02%	0.00%	0.00%	0.00%	0.00%	0.32%	0.00%	0.32%

*See notes immediately below for important information about this fund.

AST AQR Large-Cap Portfolio The Manager has contractually agreed to waive 0.086% of its investment management fee through June 30, 2017. This waiver may not be terminated without the prior approval of the Trust’s Board of Trustees.

AST Cohen & Steers Realty Portfolio The Manager has contractually agreed to waive 0.07% of its investment management fee through June 30, 2017. This waiver may not be terminated without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Global Income Portfolio The Manager has contractually agreed to waive 0.029% of its investment management fee through June 30, 2017. This waiver may not be terminated without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Multi-Asset Portfolio The Manager has contractually agreed to waive 0.144% of its investment management fee through June 30, 2017. This waiver may not be terminated without the prior approval of the Trust’s Board of Trustees.

AST International Growth Portfolio The Manager has contractually agreed to waive 0.011% of its investment management fee through June 30, 2017. This waiver may not be terminated without the prior approval of the Trust’s Board of Trustees.

AST Wellington Management Real Total Return Portfolio The Manager has contractually agreed to waive 0.133% of its investment management fee through June 30, 2017.  In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses so that the investment management fee plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) for the Portfolio does not exceed 1.42% of the average daily net assets of the Portfolio through June 30, 2017. These arrangements may not be terminated without the prior approval of the Trust’s Board of Trustees.

AST Western Asset Core Plus Bond Portfolio The Manager has contractually agreed to waive 0.04% of its investment management fee through June 30, 2017. This waiver may not be terminated without the prior approval of the Trust’s Board of Trustees.

Global Portfolio Prudential Investments LLC (PI or the Investment Manager) has contractually agreed to waive 0.011% of its investment management fee through June 30, 2017. This waiver may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

SP International Growth Portfolio-Class 1 Prudential Investments LLC (PI or the Investment Manager) has contractually agreed to waive 0.011% of its investment management fee through June 30, 2017. In addition, the Investment Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses for both share classes (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, acquired fund fees and expenses, distribution and/or service fees (12b-1), administrative fees and extraordinary expenses) do not exceed 1.01% of the Portfolio’s average daily net assets through June 30, 2017. These arrangements may not be terminated without the prior approval of the Trust’s Board of Trustees.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

GENPRODSUP2